                          FUND PARTICIPATION AGREEMENT

                                     AMONG

                       VARIABLE INSURANCE PRODUCTS FUNDS,

                       FIDELITY DISTRIBUTORS CORPORATION,

                                      AND

                        HARTFORD LIFE INSURANCE COMPANY


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                               TABLE OF CONTENTS

                                                                                          PAGE
-----------------------------------------------------------------------------------------------
ARTICLE I.       Portfolio Shares                                                          4
ARTICLE II.      Representations and Warranties                                            7
ARTICLE III.     Prospectuses, Reports to Shareholders and Proxy Statements; Voting        8
ARTICLE IV.      Sales Material and Information                                            10
ARTICLE V.       Diversification                                                           11
ARTICLE VI.      Potential Conflicts                                                       11
ARTICLE VII.     Indemnification                                                           13
ARTICLE VIII.    Applicable Law                                                            19
ARTICLE IX.      Termination                                                               19
ARTICLE X.       Notices                                                                   20
ARTICLE XI.      Miscellaneous                                                             20
SCHEDULE A       Separate Accounts and Contracts                                           23
SCHEDULE B       Participating Portfolio                                                   24
SCHEDULE C       Allocation of Expenses                                                    25
SCHEDULE D       Format for NAV and Dividend Information                                   26
SCHEDULE E       Proxy Voting Procedure                                                    27
SCHEDULE F       NSCC Procedures                                                           30

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                          FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, effective as of this 1st day of April, 2005 by and among Hartford Life Insurance Company ("Hartford"), a Connecticut corporation, on its behalf and on behalf of each separate account set forth on attached SCHEDULE A as it may be amended from time to time (the "Separate Accounts"); Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV (each referred to hereinafter as the "Trust"); and Fidelity Distributors Corporation (the "Distributor").

WHEREAS, each Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established by insurance companies for life insurance policies and annuity contracts; and

WHEREAS, the beneficial interest in each Trust is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

WHEREAS, each Trust has obtained an order from the Securities and Exchange Commission, dated October 15, 1985 (File No. 812-6102) or September 17, 1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order");

WHEREAS, the Distributor is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a member in good standing of the National Association of Securities Dealers (the "NASD") and serves as principal underwriter of the shares of each Trust, and

WHEREAS, each Trust intends to make available shares of its Portfolios as set forth on attached SCHEDULE B, as it may be amended from time to time by mutual agreement at the parties (the "Portfolios"), to the Separate Accounts of Hartford; and

WHEREAS, Fidelity Management and Research Company ("the Adviser") is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws and serves as the investment adviser to the Portfolios, and Fidelity Investments Institutional Services Company, Inc. ("FIIS") is an affiliate of the Distributor and Adviser that performs sales, marketing and administrative services; and

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WHEREAS, Hartford is an insurance company which has registered or will register the variable annuities and/or variable life insurance policies funded through the Separate Account under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act"), unless exempt from such registration, to be issued by Hartford for distribution (the "Contracts").

NOW, THEREFORE, in consideration of their mutual promises, Hartford, the Trust, and the Distributor agree as follows:

                          ARTICLE A. Form of Agreement

Although the parties have executed this Agreement in the form of a Master Participation Agreement for administrative convenience, this Agreement shall create a separate participation agreement for each Trust, as though Hartford and the Distributor had executed a separate, identical form of participation agreement with each Trust. No rights, responsibilities or liabilities of any Trust shall be attributed to any other Trust.

                          ARTICLE I. PORTFOLIO SHARES

1.1 The Trust and the Distributor agree to make Portfolio shares available for purchase by Hartford on behalf of the Separate Accounts on each Business Day. The Trust will execute orders placed for each Separate Account on a daily basis at the net asset value of each share next computed after receipt by the Trust, or its designee, of such order as of the close of business on each Business Day.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust and Distributor for receipt of orders from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Trust receives notice of such orders by 9:30 a.m. (Boston time) on the next following Business Day.

       B. For purposes of this Agreement, "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates the net asset value of each Portfolio pursuant to the rules of the Securities and Exchange Commission ("SEC"), as set forth in the Portfolio' prospectus.

1.2. The Board of Trustees of the Trust (the "Board"), acting in good faith and in the exercise of its fiduciary responsibilities, may refuse to permit the Trust to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction over the sale of shares, or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

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1.3.  The Trust and the Distributor agree that shares of the Trust or any of its
Portfolios will be sold only to insurance companies for use in conjunction with variable life insurance policies or variable annuities. No shares of the Trust or any of its Portfolios will be said to the general public.

1.4 The Trust and the Distributor agree to redeem for cash, at Hartford's request, any full or fractional shares of the Portfolios held by the Separate Accounts, on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption.

       A. For the purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of redemption requests from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Distributor receives notice of the redemption request by 9:30 a.m. (Boston time) on the next following Business Day. Hartford agrees to submit such orders electronically through secured trading systems as described on Schedule F to this Agreement or, if it is unable to submit orders electronically, Hartford shall submit such orders through manual transmissions using the procedures described in Schedule F to this Agreement.

1.5 Hartford agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Portfolio shall be made in accordance with the provisions of the prospectus.

       A. Hartford will place separate orders to purchase or redeem shares of each Portfolio. Each order shall describe the net amount of shares and dollar amount of each Portfolio to be purchase or redeemed.

       B. In the event of net purchases, Hartford will pay for shares in federal funds transmitted by wire before 3:00 p.m. (Eastern time) on the next Business Day after receipt of an order to purchase shares, or as the parties may otherwise agree in writing or by course of conduct.

       C. In the event of net redemptions, the Trust shall pay the redemption proceeds in federal funds transmitted by wire before 3:00 p.m. (Eastern time) on the next Business Day after an order to redeem Portfolio shares is made, or as the parties may otherwise agree in writing or by course of conduct.

1.6 Issuance and transfer of the Portfolio' shares will be by book entry only. Share certificates will not be issued to Hartford or any Separate Account. Shares purchased will be recorded in an appropriate title for each Separate Account or the appropriate sub-account of each Separate Account. The Trust shall furnish to Hartford the CUSIP number assigned to each Portfolio identified in SCHEDULE B attached as may be amended from time to time.

1.7 The Distributor shall notify Hartford in advance of any dividends or capital gain distributions payable on the Portfolio' shares, but by no later than same day notice by

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6:00 p.m. Eastern time on the declaration date (by wire or telephone, followed by written confirmation), Hartford elects to reinvest all such dividends and capital gain distributions in additional shares of that Portfolio. The Trust shall notify Hartford of the number of shares issued as payment of dividends and distributions. Hartford reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash.

1.8 The Distributor shall provide, in a form acceptable to Hartford, the net asset value per share of each Portfolio to Hartford on a daily basis as soon as reasonably practical after the net asset value per share is calculated. The Trust shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time. Information specified in this Section and
Section 1.7 will be substantially in the form as set forth in attached Schedule
D.

1.9 The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Portfolios in response to short-term stock market fluctuations.

       A.  Accordingly, Hartford represents and warrants that:

         1. all purchase and redemption orders it provides under this Article I shall result solely from Contract Owner transactions fully received and recorded by Hartford before the time as of which each applicable VIP Portfolio net asset value was calculated (currently 4:00 p.m. e.s.t);

         2. it will use its best efforts to discourage market timing and other excessive or disruptive trading activity by third parties with power to act on behalf of multiple contract owners and by individual contract owners;

         3. any annuity contract forms or variable life insurance policy forms not in use at the time of execution of this Agreement, but added to in the future via amendment of Schedule A hereto, will contain language reserving to Hartford the right to refuse to accept instructions from persons that engage in market timing or other excessive or disruptive trading activity.

       B. The Trust agrees to notify Hartford of transfer activity that the Trust or Distributor deems to be excessive or disruptive ("Abusive Transfer Activity"). After receiving such notice from the Trust, Hartford agrees that it will cooperate with the Trust and Distributor to limit Abusive Transfers to the extent permissible under the terms and conditions of Contract owner prospectuses, Contracts and other governing laws. The Trust and Hartford agree to amend this provision as mutually deemed to be necessary to reflect any applicable law changes,

       C. In the event that Abusive Transfer activity, as determined by the Trust, recurs after initial notice to Hartford, the Trust may then terminate the offering of any affected Portfolio to any affected Account upon sixty (60) days written notice to Hartford.

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                   ARTICLE II. REPRESENTATIONS AND WARRANTIES

2.1  Hartford represents and warrants that:

       A. The Contracts are or will be registered under the 1933 Act unless exempt and that the registrations will be maintained to the extent required by law.

       B. The Contracts will be issued in material compliance with all applicable federal and state laws and regulations, and will be sold only by duly licensed and appointed parties with which Hartford has written agreements that require, among other things, that the sale of the Contracts shall comply in all material respects with applicable federal and state laws and regulations and state insurance suitability requirements.

       C.  Hartford is duly organized and in good standing under applicable law.

       D. Hartford has legally and validly established each Separate Account under the Connecticut Insurance Code prior to any issuance or sale as a segregated asset account under the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with the 1940 Act, unless exempt from such registration.

2.2  The Trust and the Distributor represent and warrant that:

       A. Portfolio shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required.

       B. Portfolio shares sold pursuant to this Agreement shall be duly authorized for issuance and sold in accordance with the laws of the State of Connecticut and in material compliance with all applicable federal and state securities laws and regulations.

       C. The Trust is and shall remain registered under the 1940 Act and the regulations thereunder to the extent required.

       D. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act, from time to time, as required in order to effect the continuous offering of the Portfolio' shares.

2.3  The Trust and the Distributor represent and warrant that:

       A. The Trust is currently qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and complies with Section 817(h) of the Code and regulations there under. The Trust and

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          Adviser will make every effort to maintain such qualification and that both will notify Hartford immediately in writing upon having a reasonable basis for believing that the Trust has ceased to qualify or that the Trust might not qualify in the future.

       B. The Trust is duly organized and validly existing under the laws of the state of its organization.

       C. The Trust does and will comply in all material respects with the 1940 Act.

       D. The Trust has obtained an order from the SEC granting participating Insurance companies and variable insurance product separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, as amended, and rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust or its Portfolios to be sold to and held by variable insurance product separate accounts of both affiliated and unaffiliated life insurance companies.

2.4  The Distributor represents and warrants that:

       A. It is and shall remain a member in good standing of the NASD and duly registered as a broker-dealer with the SEC and that it sell and distribute Trust shares in material compliance with the laws of the State of Connecticut and with all applicable federal and state securities laws and regulations.

          ARTICLE III. PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY
                               STATEMENTS; VOTING

3.1 The Trust shall provide Hartford with as many printed copies of the current prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each Portfolio (and no other portfolio), and any supplements or amendments to any of the foregoing, as Hartford may reasonably request If requested by Hartford in lieu of the foregoing printed documents, the Trust shall provide such documents in the form of camera-ready film, computer diskettes or typeset electronic document files, all as Hartford may reasonably request, and such other assistance as is reasonably necessary in order for Hartford to have any of the prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each Portfolio (and no other portfolio), and any supplements or amendments to any of the foregoing, printed in combination with such documents of other fund companies' and/or such documents for the Contracts. Except as provided in the following three sentences, all expenses of printing and distributing Trust prospectuses and Statements of Additional Information shall be the expense of Hartford. For prospectuses and Statements of Additional Information provided by Hartford to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Trust. If Hartford chooses to receive camera-ready film In lieu of receiving printed copies of the Trust's prospectus, the Trust will reimburse Hartford in an amount equal to the product of A and B where A is the number of such prospectuses distributed to

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owners of the Contracts, and B is the Trust's per unit cost of typesetting and printing the Trust's prospectus. The same procedures shall be followed with respect to the Trust's Statement of Additional Information. In the event that Portfolios of the Trust are made available in Contracts that were available for purchase before the date of this Agreement, the quantities above shall be limited to owners of Contracts issued after the date of this Agreement.

Hartford agrees to provide the Trust or its designee with such information as may be reasonably requested by the Trust to assure that the Trust's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

3.2 The Trust or its designee will provide Hartford prompt notice, generally not less than 90 days before the effective date, of the following events having disclosure implications for a Portfolio: (a) fund objective changes, (b) anticipated fund mergers/substitutions, (c) fund name changes, (d) fund adviser or sub-adviser changes: and/or (e) other changes that affect Hartford's contract prospectuses or the distribution of fund prospectuses or reports. If the Trust fails to provide Hartford with the required notice, and this failure causes Hartford reasonably to incur additional expenses for facilitating the changes and for notifying Contract owners, the Distributor will reimburse Hartford for the difference between Hartford's actual expenses and the expenses Hartford would have incurred had the required notice been given. This provision shall not apply to prospectus supplements ("stickers"), requests for regulatory relief, fund proxy statements (discussed below) or other actions that the Trust or Distributor determine to be necessary or appropriate to keep the Trust in material compliance with applicable laws or fiduciary obligations to shareholders.

3.3 The Trust will provide Hartford with copies of its proxy solicitations applicable to the Portfolio. Hartford will, to the extent required by law, (a) distribute proxy materials applicable to the Portfolio to eligible Contract owners, (b) solicit voting instructions from eligible Contract owners, (c) vote the Portfolio shares in accordance with instructions received from Contract owners; and (d) if required by law, vote Portfolio shares for which no instructions have been received in the same proportion as shares of the Portfolio for which instructions have been received. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Trust calculates voting privileges in a manner consistent with the standards set forth on Schedule E attached hereto.

       A. To the extent permitted by applicable law, Hartford reserves the right to vote Portfolio shares held in any Separate Account in its own right.

3.4 The Trust will comply with all provisions of the 1940 Act and the rules thereunder requiring voting by shareholders.

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                   ARTICLE IV. SALES MATERIAL AND INFORMATION

4.1 Hartford shall furnish, or shall cause to be furnished, to the Trust or its designee prior to use, each piece of sales literature or advertising prepared by Hartford in which the Trust, the Adviser or the Distributor is described. No sales literature or advertising will be used if the Trust, the Adviser, or the Distributor reasonably objects to its use within ten (10) Business Days following receipt by the Trust.

4.2 Hartford will not, without the permission of the Trust, make any representations or statements on behalf of the Trust or concerning the Trust in connection with the advertising or sale of the Contracts, other than information or representations contained in: (a) the registration statement or Portfolio prospectus(es), (b) Portfolio' annual and semi annual reports to shareholders,
(c) proxy statements for the Portfolio, or, (d) sales literature or other promotional material approved by the Trust.

4.3 The Trust shall furnish, or shall cause to be furnished, to Hartford prior to use, each piece of sales literature or advertising prepared by the Trust in which Hartford, the Contracts or Separate Accounts, are described. No sales literature or advertising will be used if Hartford reasonably objects to its use within ten (10) Business Days following receipt by Hartford.

4.4 Neither the Trust nor the Distributor nor the Adviser will, without the permission of Hartford, make any representations or statements on behalf of Hartford, the Contracts, or the Separate Accounts or concerning Hartford, the Contracts or the Separate Accounts, in connection with the advertising or sale of the Contracts, other than the information or representations contained in:
(a) the registration statement or prospectus for the Contracts, (b) Separate Account reports to shareholders, (c) in sales literature or other promotional material approved by Hartford.

4.5. The Trust will provide to Hartford at least one complete copy of all registration statements, prospectuses, statements of additional information, reports to shareholders, proxy statements, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions and requests for no-action letters, and all amendments, that relate to the Portfolio or its shares.

4.6 Hartford will provide to the Trust, upon the Trust's request, at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, and requests for no action letters, and all amendments, that relate to the Contracts.

4.7 For purposes of this Article IV, the phrase "sales literature or advertising" includes, but is not limited to, any of the following that refer to the Trust or any affiliate of the Trust: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales

                                    10

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literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, private placement memoranda, shareholder reports, and proxy materials

                           ARTICLE V. DIVERSIFICATION

5.1 The Trust represents and warrants that, at all times, each Portfolio will comply with Section 817(h) of the Code and all regulations thereunder, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or regulations. In the event a Portfolio ceases to so qualify, the Trust will notify Hartford immediately of such event and the Adviser will take all steps necessary to adequately diversify the Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation Section 1.817-5.

                        ARTICLE VI. POTENTIAL CONFLICTS

6.1 The Board will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Trust. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform Hartford if it determines that an irreconcilable material conflict exists and the implications thereof.

6.2 Hartford will report any potential or existing conflicts of which it is aware to the Board. Hartford will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever contract owner voting instructions are disregarded.

6.3 If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, Hartford and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever

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steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (I.E., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and
(2), establishing a new registered management investment company or managed separate account.

6.4 If a material irreconcilable conflict arises because of a decision by Hartford to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, Hartford may be required, at the Trust's election, to withdraw the affected Account's Investment in the Trust and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Notwithstanding anything herein possibly to the contrary, "echo" voting or the effectuation of other voting procedures consistent with the Shared Funding Exemptive Order, shall not constitute a decision to disregard contract owner voting instructions as contemplated hereby. Subject to section 9.2, below, any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, and until the end of that six month period the Distributor and Trust shall continue to accept and implement orders by Hartford for the purchase (and redemption) of shares of the Trust.

6.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to Hartford conflicts with the majority of other state regulators, then Hartford will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six months after the Board informs Hartford in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Distributor and Trust shall continue to accept and implement orders by Hartford for the purchase (and redemption) of shares of the Trust.

6.6 For purposes of Sections 6.3 through 6.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding medium for the Contracts. Hartford shall not be required by Section 6.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely

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affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then Hartford will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Board informs Hartford in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

6.7 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Trust and/or the Participating insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.3, 3.4, 6,1, 6.2, 6.3, 6.4, and 6.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                          ARTICLE VII. INDEMNIFICATION

7.1  Indemnification by Hartford

       A. Hartford agrees to indemnify and hold harmless the Distributor, the Adviser, the Trust and each of their directors. Trustees or (if applicable), officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Hartford, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of Portfolio shares or the Contracts and:

          1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved or distributed by Hartford applicable to the Contracts or Separate Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article VII), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply a to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to Hartford by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

          2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from the registration statement, prospectus statement of additional information or sales literature of the Trust applicable to the Portfolio or any amendment or supplement to any of the foregoing) and not supplied by Hartford (collectively, "Trust Documents" for purposes of this Article VII)) or wrongful conduct of Hartford or persons under its control, with respect to the sale or acquisition of the Contracts or Portfolio shares; or

          3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of Hartford; or

          4. Arise out of or result from any failure by Hartford to provide the services or furnish the materials required under the terms of this Agreement; or

          5. Arise out of or result from any material breach of any representation and/or warranty made by Hartford in this Agreement or arise out of or result from any other material breach of this Agreement by Hartford or any material breach by a Hartford-appointed agent of the provisions required by section 2.1, above, of its written agreement with Hartford.

       B. Hartford shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or the Distributor whichever is applicable.

       C. Hartford shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified Hartford in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Hartford of any such claim shall not relieve Hartford from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, Hartford shall be entitled to participate, at its own expense, in the defense of such action. Hartford also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from Hartford to such party of Hartford's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it and Hartford will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties will promptly notify Hartford of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Portfolio shares or the Contracts or the operation of the Trust.

7.2  Indemnification by the Distributor

       A. The Distributor agrees to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Portfolio shares or the Contracts and:

          1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in Trust Documents or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust, the Adviser, or the Distributor by or on behalf of Hartford for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Portfolio shares: or

          2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or distribution of the Contracts or Portfolio shares: or

          3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to Hartford by or on behalf of the Distributor or the Trust; or

         4. Arise out of or result from any failure by the Distributor or the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

       B. The Distributor shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

       C. The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Distributor shall be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties shall promptly notify the Distributor of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.

7.3  Indemnification by the Trust

       A. The Trust agrees to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties"
          and individually, an "Indemnified Party" for purposes of this Section 7.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

         1. arise as a result of any material failure by the Trust to provide the services and furnish the materials under the terms of this Agreement including a material failure, to comply with the diversification requirements specified in Article VI of this Agreement); or

         2. arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust

       B. The Trust shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

       C. The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust shall be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties shall promptly notify the Trust of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.

7.5 Any party seeking indemnification (the "Potential Indemnitee") will promptly notify any party from whom they intend to seek indemnification (each a "Potential Indemnitor") of all demands made and/or actions commenced against the Potential Indemnitee which may require a Potential Indemnitor to provide such indemnification. At its option and expense. a Potential Indemnitor may retain counsel and control any litigation for which it may be responsible to indemnify a Potential Indemnitee under this Agreement.

7.6 If a party is defending a claim and indemnifying another party hereto, the indemnified party shall give the indemnifying party reasonable access during normal business hours to its nonconfidential books and records pertaining to such claim, and shall otherwise cooperate in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant development in the case as soon as practicable, and such other parties, at all times, shall have the right to intervene in the defense of the case.

7.7  If a party is defending a claim and indemnifying another party hereto, and:
(i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the Indemnified Party of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and the Indemnified Party fails to consent within thirty (30) business days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then the Indemnified Party, from the time it fails to consent forward, shall defend the claim and shall indemnify the defending party for all costs associated with the claim which are in excess of the proposed settlement amount.

Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to a Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this
Section 7.7 shall NOT apply.

7.8 The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a DE NOVO proceeding, separate and apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties).

The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.

                          ARTICLE VIII. APPLICABLE LAW

8.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Massachusetts without giving effect to the principles of conflicts of laws.

8.2 This Agreement, its terms and definitions, shall be subject to the provisions of the 1933 Act, the Securities Exchange Act of 1934, and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

                            ARTICLE IX. TERMINATION

9.1 This Agreement shall continue in full force and effect until the first to occur of:

       A. Termination by any party for any reason upon sixty (60) days advance written notice delivered to the other parties; or

       B. Termination by Hartford by written notice to the Trust, the Adviser or the Distributor with respect to any Portfolio in the event any of the Portfolio' shares are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment medium of the Contracts issued or to be issued by Hartford; or

       C. Termination by Hartford upon written notice to the Trust with respect to any Portfolio in the event that such Portfolio ceases to qualify as a "regulated investment company" under Subchapter M of the Code or under any successor or similar provision; or

       D. Termination by Hartford upon written notice to the Trust and the Distributor with respect to any Portfolio in the event that such Trust fails to meet the diversification requirements specified in
           Section 5.1 of this Agreement; or

       E. Termination upon mutual written agreement of the parties to this Agreement.

9.2  Effect of Termination.

       A. Notwithstanding any termination of this Agreement, the Trust shall, at the option of Hartford, continue to make available additional shares of the Portfolio pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts") unless such further sale of Portfolio shares is proscribed by law, regulation or applicable regulatory body.

          Specifically, without limitation, the owners of the Existing Contracts will be permitted to direct allocation and reallocation of investments in the Portfolio, redeem investments in the Portfolio and invest in the Portfolio through additional purchase payments.

       B. Hartford agrees not to redeem Portfolio shares attributable to the Contracts except (i) as necessary to implement Contract owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application or (iii) as permitted by an order of the SEC. Upon request, Hartford will promptly furnish to the Trust the opinion of counsel for Hartford to the effect that any redemption pursuant to clause (ii) above is a legally required redemption.

       C. In addition to the foregoing, Article VII Indemnification shall survive any termination of this Agreement. In addition, all other applicable provisions of this Agreement shall survive termination as long as shares of the Trust are held on behalf of Contract owners in accordance with section 9.2.A, except that the Trust and Distributor shall have no further obligation to make Trust shares available in Contracts issued after termination.

                               ARTICLE X. NOTICES

10.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
   82 Devonshire St.
   Boston, MA 02109
   Attention: Treasurer

If to the Distributor:
   82 Devonshire St.
   Boston, MA 02109
   Attention: Treasurer

If to Hartford:                 With a copy to:

Hartford Life Insurance Co.     Hartford Life Insurance Co.
200 Hopmeadow Street            200 Hopmeadow Street
Simsbury, Connecticut 06070     Simsbury, Connecticut 06070
Attn: Thomas M. Marra,          Attn: Alan Kreczko, Deputy General
President                       Counsel

                           ARTICLE X1. MISCELLANEOUS

11.1 Each party will treat as confidential any and all "Nonpublic Personal Financial Information" and not release any Nonpublic Personal Financial Information unless (a) the other party provides written consent to do so; (b) a party is compelled to do so by court order, subpoena or comparable request issued by any governmental agency, regulator or other competent authority; or (c) permitted by applicable law. Each party shell safeguard Nonpublic Personal Financial Information as required by applicable law and provide reasonable confirmation upon request. As used above, (i) "Nonpublic Personal Financial Information" shall refer to personally identifiable financial information about any prospective or then existing customer of Hartford including customer lists, names, addresses, account numbers and any other data provided by customers to the Hartford in connection with the purchase or maintenance of a product or service that is not Publicly Available; and (ii) "Publicly Available" shall mean any information that the disclosing party has a reasonable basis to believe is lawfully made available to the general public from federal, state, or local government records, widely distributed media, or disclosures made to the general public that are required by federal, state, or local law. This Agreement does not require or contemplate that Hartford will share, or that the Trust or the Distributor will receive or maintain, any Nonpublic Personal Financial Information of Hartford Contract Owners.

11.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

11.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.5 Each party shall cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and shall permit such authorities (and other parties) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

11.7 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties; provided, however, that the Distributor may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Distributor, if such assignee is duly licensed and registered to perform the obligations of the Distributor under this Agreement. Hartford shall promptly notify the Trust and the Distributor of any change in control of Hartford.

11.8 The waiver of, or failure to exercise, any right provided for in this Agreement shall not be deemed a waiver of any further or future right under this Agreement.

11.9 All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the Board, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of the Trust.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in as name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY
On its behalf and each Separate Account named in Schedule A, as may be amended from time to time

By:      Robert Arena
         -----------------------------------------
Its      Vice President

VARIABLE INSURANCE PRODUCTS FUND
VARIABLE INSURANCE PRODUCTS FUND II
VARIABLE INSURANCE PRODUCTS FUND III
VARIABLE INSURANCE PRODUCTS FUND IV

By:      Christine Reynolds
         -----------------------------------------
Its      Treasurer, Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:      [ILLEGIBLE]
         -----------------------------------------
Its      [ILLEGIBLE] Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT AND DATE ESTABLISHED

Separate Account Three 6/22/94

                                   SCHEDULE B

                            PARTICIPATING PORTFOLIOS

Fidelity VIP Contrafund Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio

                                   SCHEDULE C
                             ALLOCATION OF EXPENSES

                      PAID BY HARTFORD                                             PAID BY THE TRUST
--------------------------------------------------------------------------------------------------------------------------
Preparing and filing the Separate Account's registration      Preparing and filing the Trust's registration statement
statement
Text composition for Separate Account prospectus and          Text composition for Portfolio prospectuses and supplements supplements
Text alterations of Separate Account prospectus and           Text alterations of Portfolio prospectuses and supplements supplements
Printing Separate Account prospectuses and supplements for    Printing Portfolio prospectus and supplements for use with
use with prospective Contract owners;                         existing Contract owners; or if requested by Hartford,
                                                              providing camera-ready film, computer diskettes or typeset
Printing Portfolio prospectuses and supplements for use with  electronic document files of such documents and printing
prospective Contract owners                                   such documents for use with existing Contract owners (1)
Text composition and printing of Separate Account statement   Text composition and printing of Trust statement of
of additional information                                     additional information (1)
Mailing and distributing Separate Account prospectuses,       Printing Portfolio and Separate Account supplements and
supplements and statement of additional information to        other communications related to the following transactions,
existing Contract owners as required by applicable law;       only if initiated by the fund: fund substitutions, fund
                                                              closings, fund mergers and other similar fund transactions.
Mailing and distributing Separate Account prospectuses and    This shall not apply to Trust-sponsored proxy statements,
supplements to prospective Contract owners;                   covered below.
Mailing and distributing Portfolio prospectuses and
supplements to existing and prospective Contract owners
Text composition of any annual, and semi-annual               Text composition of annual and semi-annual reports of
reports of the Separate Account, printing, mailing, and       the Portfolio; printing annual and semi-annual reports of
distributing any annual and semi-annual reports of the        the Portfolio for existing Contract owners then invested in
Separate Account and mailing and distributing annual and      the Portfolio (1)
semiannual reports of the Portfolio to existing Contract
Owners
Text composition, printing, mailing, distributing, and        Text composition, printing, mailing, distributing, and
tabulation of proxy statements and voting instruction         tabulation of proxy statements and voting instruction
solicitation materials to Contract owners with respect to     solicitation materials to Contract owners with respect to
proxies sponsored by the Separate Accounts or sponsored by    proxies sponsored by the Portfolio or the Trust
any fund managed by a third party

------------

(1) Hartford may choose to print the Portfolio' prospectus(es), statement of additional information, and its semi annual and annual reports, or any of such documents, in combination with such documents of other fund companies. In this case, the Trust's share of the total expense for printing of the combined materials shall be determined pro-rata based upon the page count of the Portfolio' documents as compared to the total page count for the combined materials containing all other funds offered under the Contracts, as further limited, in the case of annual and semiannual reports, to print quantities distributed to contract owners with contract value allocated to the Trust as of the report date.

                                   SCHEDULE D
                    FORMAT FOR NAV AND DIVIDEND INFORMATION

Please provide the following information when sending the nightly NAV and Dividend Distribution Date Fax/Email:

Mutual Fund Company Name
Fund Name (no abbreviations)
Fund Number
NAV
NAV Change from Prior Day
Mil Rate
Change in Mil Rate
Ordinary Dividend Distribution
Short Term Cap Gain Distribution
Long Term Cap Gain Distribution

                                   SCHEDULE E
                             PROXY VOTING PROCEDURE

Where Hartford agrees to appoint a proxy voting service engaged by the Fund or the Distributor, Hartford shall reasonably cooperate with the project plans and requests of such service. This Proxy Voting Procedure shall apply in any case in which Hartford does not agree to appoint a proxy service engaged by the Fund or the Distributor.

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall refer to Hartford and any third party engaged by Hartford to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contract owner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company shall provide Voting Instruction Cards for Company to personalize. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

          a.   name (legal name as found on account registration)
          b.   address
          c.   Fund or account number
          d.   coding to state number of units

          e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes. Contents of envelope sent to Customers by Company will include:

          a.   Voting Instruction Card(s)
          b.   One proxy notice and statement (one document)
          c.   return envelope addressed to the Company or its tabulation agent
          d. "urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)
          e. cover letter - optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal by the Company

7. Package mailed by the Company.

       - The Fund MUST allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but NOT including) the meeting, counting backwards.

8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9. Signatures on Card checked against legal name on account registration which was printed on the Card.

Note: For Example, If the account registration is under "Bertram C. Jones, Trustee," then that is the exact, legal name to be printed on the Card and is the signature needed on the Card.

10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be NOT RECEIVED for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12. The actual tabulation of votes is done in units which are then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of SHARES.) Fidelity Legal must review and approve tabulation format.

13. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

14. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

15. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes. Fidelity Legal will be permitted reasonable access to such Cards.

16. All approvals and "signing-off" may be done orally, but must always be followed up in writing.

                                   SCHEDULE F
                                NSCC PROCEDURES

Subject to the terms and conditions of this Agreement, Hartford shall be appointed to, and agrees to act, as a limited agent of Trust for the sole purpose of receiving instructions from authorized parties as defined by the Contracts for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. A "Business Day" is defined in Article 1.1(B) of the Agreement. Except as particularly stated in this paragraph, Hartford shall have no authority to act on behalf of Trust or to incur any cost or liability on its behalf.

Until such time as Trust and Hartford are able to utilize the National Securities Clearing Corporation ("NSCC") Defined Contribution Clearing and Settlement ("DCC&S") Fund/SERV system: Trust will use its best efforts to provide to Hartford or its designated agent closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 6:30 p.m. Eastern Time each Business Day. Hartford or its agent shall use this data to calculate unit values. Unit values shall be used to process the same Business Day's contract transactions. Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on the New York Stock Exchange on any Business Day ("Day 1") shall be transmitted without modification (except for netting or aggregating such orders) to Trust by 9:30 a.m. Eastern Time on the next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1. Trust will not accept any order made on a conditional basis or subject to any delay or contingency.

Until such time as Trust and Hartford are able to utilize the DCC&S Fund/SERV system, each party shall, as soon as practicable after transmittal of an instruction or confirmation, verify the other party's receipt of such instruction or confirmation, and in the absence of such verification such a party to whom an instruction or confirmation is sent shall not be liable for any failure to act in accordance with such instruction or confirmation, and the sending party may not claim that such an instruction or confirmation was received by the other. Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability as promptly as possible.

       a) For those purchase orders not transmitted via the DCC&S Fund/SERV system, Hartford shall complete payment to Trust or its designated agent in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

       b) For those redemption orders not transmitted via the DCC&S Fund/SERV system, Trust or its designated agent shall initiate payment in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

At such time as Trust and Hartford are able to transmit information via the NSCC's DCC&S Fund/SERV System:

       a) Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on Day 1 shall be transmitted without modification (except for netting and aggregation of such orders) via the NSCC's DCC&S Fund/SERV system to Trust no later than 9:00 a.m. Eastern Time on the Next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1.

       b) Trust and Hartford shall mutually agree there may be instances when orders shall be transmitted to Trust via facsimile no later than 9:30 a.m. rather than through the DCC&S Fund/SERV system. In such instances, such orders shall be transmitted to Trust via facsimile no later than 9:00 a.m. Eastern Time on the next Business Day.

       c) With respect to purchase and redemption orders received by Trust on any Business Day for any Fund, within the time limits set forth in this Agreement, settlement shall occur consistent with the requirements of DCC&S Fund/SERV system.

At such time as Trust and Hartford are able to transmit information via the DCC&S Fund/SERV system: Trust or its designated agent shall send to Hartford, via the DCC&S Fund/SERV system, verification of net purchase or redemption orders or notification of the rejection of such orders ("Confirmations ") on each Business Day for which Hartford has transmitted such orders. Such confirmations shall include the total number of shares of each Fund held by Hartford following such net purchase or redemption. Trust, or its designated agent, shall submit in a timely manner, such confirmations to the DCC&S Fund/SERV system in order for Hartford to receive such confirmations no later than 11:00 a.m. Eastern Time the next Business Day. Trust or its designated agent will transmit to Hartford via DCC&S NETWORKING system those Networking activity files reflecting account activity.

                               AMENDMENT NO. 1 TO
                          FUND PARTICIPATION AGREEMENT

                                     Among

                        HARTFORD LIFE INSURANCE COMPANY,

                       VARIABLE INSURANCE PRODUCTS FUNDS,

                                      and

                       FIDELITY DISTRIBUTORS CORPORATION

This Amendment, effective May 1, 2008, by and among Hartford Life Insurance Company ("Hartford"), Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V (each referred to as "Trust"), and Fidelity Distributors Corporation ("Distributor"), amends that certain Fund Participation Agreement (the "Agreement") dated April 1, 2005 by the foregoing parties as follows:

1. Schedules A and B of the Agreement are deleted and replaced in their entirety with the Schedule A and B attached hereto.

2. In all other respects, the terms of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

THE HARTFORD LIFE INSURANCE COMPANY     VARIABLE INSURANCE PRODUCTS FUND
By its authorized officer,              VARIABLE INSURANCE PRODUCTS FUND II
                                        VARIABLE INSURANCE PRODUCTS FUND III
                                        VARIABLE INSURANCE PRODUCTS FUND IV
                                        VARIABLE INSURANCE PRODUCTS FUND V
                                        By its authorized officer,

By:            /s/ Robert Arena           By:            /s/ John Hebble
               -------------------------                 -------------------------
Name:          Robert Arena               Name:          John Hebble
Its: [Title]   Senior Vice President      Its: [Title]   Treasurer, Fixed Income
Date:          4/29/08                    Date:          7/30/08

                                          By:           /s/ Ken Robins
                                                        -------------------------
                                          Name:         Ken Robins
                                          Its:          Treasurer, Equity
                                          Date:         7/29/08

                                     FIDELITY DISTRIBUTORS CORPORATION
                                     By its authorized officer,

                                     By:           /s/ Bill Loehning
                                                   ------------------------------------------
                                     Name:         Bill Loehning
                                     Its: [Title]  Executive Vice President, Institutional
                                     Date:         7/17/08

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT                      DATE ESTABLISHED
------------------------------------------------------------------------
Separate Account Three               06/22/1994
Separate Account Seven               04/01/1999

                                   SCHEDULE B

                            PARTICIPATING PORTFOLIOS

Fidelity VIP Contrafund Portfolio -- Service Class 2
Fidelity VIP Dynamic Capital Appreciation Portfolio -- Service Class 2 Fidelity VIP Equity-Income Portfolio -- Service Class 2
Fidelity VIP Growth Portfolio -- Service Class 2
Fidelity VIP Mid Cap Portfolio -- Service Class 2
Fidelity VIP Value Strategies Portfolio -- Service Class 2

                               AMENDMENT NO. 2 TO
                          FUND PARTICIPATION AGREEMENT

                                     Among

                        HARTFORD LIFE INSURANCE COMPANY,

                       VARIABLE INSURANCE PRODUCTS FUNDS,

                                      And

                       FIDELITY DISTRIBUTORS CORPORATION

This Amendment, effective October 19, 2009, by and among Hartford Life Insurance Company ("Hartford"), Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V (each referred to as "Trust"), and Fidelity Distributors Corporation ("Distributor"), amends that certain Fund Participation Agreement (the "Agreement") dated April 1, 2005, as amended, by the foregoing parties as follows:

1. Schedule B of the Agreement is deleted and replaced in its entirety with the Schedule B attached hereto.

2. In all other respects, the terms of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

THE HARTFORD LIFE INSURANCE COMPANY       VARIABLE INSURANCE PRODUCTS FUND
By its authorized officer,                VARIABLE INSURANCE PRODUCTS FUND II
                                          VARIABLE INSURANCE PRODUCTS FUND III
                                          VARIABLE INSURANCE PRODUCTS FUND IV
                                          VARIABLE INSURANCE PRODUCTS FUND V
                                          By its authorized officer,

By:            /s/ Robert Arena            By:            /s/ Bryan Mehrmann
               --------------------------                 --------------------------
Name:          Robert Arena                Name:          Bryan Mehrmann
Its: [Title]   Executive Vice President    Its: [Title]   Deputy Treasurer
Date:          9/3/09                      Date:          9/29/09

                                             FIDELITY DISTRIBUTORS CORPORATION
                                             By its authorized officer,

                                             By:            /s/ William F. Loehning
                                                            ----------------------------
                                             Name:          William F. Loehning
                                             Its: [Title]   Executive Vice President
                                             Date:          9/16/09

                                   SCHEDULE B

                            PARTICIPATING PORTFOLIOS

Fidelity VIP Contrafund Portfolio -- Service Class 2
Fidelity VIP Dynamic Capital Appreciation Portfolio -- Service Class 2 Fidelity VIP Equity-Income Portfolio -- Service Class 2
Fidelity VIP Growth Portfolio -- Service Class 2
Fidelity VIP Mid Cap Portfolio -- Service Class 2
Fidelity VIP Value Strategies Portfolio -- Service Class 2
Fidelity VIP Strategic Income Portfolio -- Service Class 2

                          FUND PARTICIPATION AGREEMENT

                                     AMONG

                       VARIABLE INSURANCE PRODUCTS FUNDS,

                       FIDELITY DISTRIBUTORS CORPORATION,

                                      AND

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                                               PAGE
----------------------------------------------------------------------------------------------------
ARTICLE I.             Portfolio Shares                                                            4
ARTICLE II.            Representations and Warranties                                              7
ARTICLE III.           Prospectuses, Reports to Shareholders and Proxy Statements; Voting          8
ARTICLE IV.            Sales Material and Information                                             10
ARTICLE V.             Diversification                                                            11
ARTICLE VI.            Potential Conflicts                                                        11
ARTICLE VII.           Indemnification                                                            13
ARTICLE VIII.          Applicable Law                                                             19
ARTICLE IX.            Termination                                                                19
ARTICLE X.             Notices                                                                    20
ARTICLE XI.            Miscellaneous                                                              20
SCHEDULE A             Separate Accounts and Contracts                                            23
SCHEDULE B             Participating Portfolio                                                    24
SCHEDULE C             Allocation of Expenses                                                     25
SCHEDULE D             Format for NAV and Dividend Information                                    26
SCHEDULE E             Proxy Voting Procedure                                                     27
SCHEDULE F             NSCC Procedures                                                            30

                          FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, effective as of this 1st day of April, 2005 by and among Hartford Life and Annuity Insurance Company ("Hartford"), a Connecticut corporation, on its behalf and on behalf of each separate account set forth on attached SCHEDULE A as it may be amended from time to time (the "Separate Accounts"); Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV (each referred to hereinafter as the "Trust"); and Fidelity Distributors Corporation (the "Distributor").

WHEREAS, each Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established by insurance companies for life insurance policies and annuity contracts; and

WHEREAS, the beneficial interest in each Trust is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

WHEREAS, each Trust has obtained an order from the Securities and Exchange Commission, dated October 15, 1985 (File No. 812-6102) or September 17, 1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order");

WHEREAS, the Distributor is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a member in good standing of the National Association of Securities Dealers (the "NASD") and serves as principal underwriter of the shares of each Trust; and

WHEREAS, each Trust intends to make available shares of its Portfolios as set forth on attached SCHEDULE B, as it may be amended from time to time by mutual agreement of the parties (the "Portfolios"), to the Separate Accounts of Hartford; and

WHEREAS, Fidelity Management and Research Company ("the Adviser") is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws and serves as the investment adviser to the Portfolios, and Fidelity Investments Institutional Services Company, Inc. ("FIIS") is an affiliate of the Distributor and Adviser that performs sales, marketing and administrative services; and

WHEREAS, Hartford is an insurance company which has registered or will register the variable annuities and/or variable life insurance policies funded through the Separate Account under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act"), unless exempt from such registration, to be issued by Hartford for distribution (the "Contracts").

NOW, THEREFORE, in consideration of their mutual promises, Hartford, the Trust, and the Distributor agree as follows:

                          ARTICLE A. FORM OF AGREEMENT

Although the parties have executed this Agreement in the form of a Master Participation Agreement for administrative convenience, this Agreement shall create a separate participation agreement for each Trust, as though Hartford and the Distributor had executed a separate, identical form of participation agreement with each Trust. No rights, responsibilities or liabilities of any Trust shall be attributed to any other Trust.

                          ARTICLE I. PORTFOLIO SHARES

1.1 The Trust and the Distributor agree to make Portfolio shares available for purchase by Hartford on behalf of the Separate Accounts on each Business Day. The Trust will execute orders placed for each Separate Account on a daily basis at the net asset value of each share next computed after receipt by the Trust, or its designee, of such order as of the close of business on each Business Day.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust and Distributor for receipt of orders from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Trust receives notice of such orders by 9:30 a.m. (Boston time) on the next following Business Day.

       B. For purposes of this Agreement, "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates the net asset value of each Portfolio pursuant to the rules of the Securities and Exchange Commission ("SEC"), as set forth in the Portfolio' prospectus.

1.2 The Board of Trustees of the Trust (the "Board"), acting in good faith and in the exercise of its fiduciary responsibilities, may refuse to permit the Trust to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction over the sale of shares, or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.3 The Trust and the Distributor agree that shares of the Trust or any of its Portfolios will be sold only to insurance companies for use in conjunction with variable life insurance policies or variable annuities. No shares of the Trust or any of its Portfolios will be sold to the general public.

1.4 The Trust and the Distributor agree to redeem for cash, at Hartford's request, any full or fractional shares of the Portfolios held by the Separate Accounts, on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption.

       A. For the purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of redemption requests from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Distributor receives notice of the redemption request by 9:30 a.m. (Boston time) on the next following Business Day. Hartford agrees to submit such orders electronically through secured trading systems as described on Schedule F to this Agreement or, if it is unable to submit orders electronically, Hartford shall submit such orders through manual transmissions using the procedures described in Schedule F to this Agreement.

1.5 Hartford agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Portfolio shall be made in accordance with the provisions of the prospectus.

       A. Hartford will place separate orders to purchase or redeem shares of each Portfolio. Each order shall describe the net amount of shares and dollar amount of each Portfolio to be purchase or redeemed.

       B. In the event of net purchases, Hartford will pay for shares in federal funds transmitted by wire before 3:00 p.m. (Eastern time) on the next Business Day after receipt of an order to purchase shares, or as the parties may otherwise agree in writing or by course of conduct.

       C. In the event of net redemptions, the Trust shall pay the redemption proceeds in federal funds transmitted by wire before 3:00 p.m. (Eastern time) on the next Business Day after an order to redeem Portfolio shares is made, or as the parties may otherwise agree in writing or by course of conduct.

1.6 Issuance and transfer of the Portfolio' shares will be by book entry only. Share certificates will not be issued to Hartford or any Separate Account. Shares purchased will be recorded in an appropriate title for each Separate Account or the appropriate sub-account of each Separate Account. The Trust shall furnish to Hartford the CUSIP number assigned to each Portfolio identified in SCHEDULE B attached as may be amended from time to time.

1.7 The Distributor shall notify Hartford in advance of any dividends or capital gain distributions payable on the Portfolio' shares, but by no later than same day notice by

6:00 p.m. Eastern time on the declaration date (by wire or telephone, followed by written confirmation), Hartford elects to reinvest all such dividends and capital gain distributions in additional shares of that Portfolio. The Trust shall notify Hartford of the number of shares issued as payment of dividends and distributions. Hartford reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash.

1.8 The Distributor shall provide, in a form acceptable to Hartford, the net asset value per share of each Portfolio to Hartford on a daily basis as soon as reasonably practical after the net asset value per share is calculated. The Trust shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time. Information specified in this Section and
Section 1.7 will be substantially in the form as set forth in attached Schedule
D.

1.9 The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Portfolios in response to short-term stock market fluctuations.

       A.  Accordingly, Hartford represents and warrants that:

         1. all purchase and redemption orders it provides under this Article I shall result solely from Contract Owner transactions fully received and recorded by Hartford before the time as of which each applicable VIP Portfolio net asset value was calculated (currently 4:00 p.m. e.s.t);

         2. it will use its best efforts to discourage market timing and other excessive or disruptive trading activity by third parties with power to act on behalf of multiple contract owners and by individual contract owners;

         3. any annuity contract forms or variable life insurance policy forms not in use at the time of execution of this Agreement, but added to in the future via amendment of Schedule A hereto, will contain language reserving to Hartford the right to refuse to accept instructions from persons that engage in market timing or other excessive or disruptive trading activity.

       B. The Trust agrees to notify Hartford of transfer activity that the Trust or Distributor deems to be excessive or disruptive ("Abusive Transfer Activity"). After receiving such notice from the Trust. Hartford agrees that it will cooperate with the Trust and Distributor to limit Abusive Transfers to the extent permissible under the terms and conditions of Contract owner prospectuses. Contracts and other governing laws. The Trust and Hartford agree to amend this provision as mutually deemed to be necessary to reflect any applicable law changes.

       C. In the event that Abusive Transfer activity, as determined by the Trust, recurs after initial notice to Hartford, the Trust may then terminate the offering of any affected Portfolio to any affected Account upon sixty (60) days written notice to Hartford.

                   ARTICLE II. REPRESENTATIONS AND WARRANTIES

2.1  Hartford represents and warrants that:

       A. The Contracts are or will be registered under the 1933 Act unless exempt and that the registrations will be maintained to the extent required by law.

       B. The Contracts will be issued in material compliance with all applicable federal and state laws and regulations, and will be sold only by duly licensed and appointed parties with which Hartford has written agreements that require, among other things, that the sale of the Contracts shall comply in all material respects with applicable federal and state laws and regulations and state insurance suitability requirements.

       C.  Hartford is duly organized and in good standing under applicable law.

       D. Hartford has legally and validly established each Separate Account under the Connecticut Insurance Code prior to any issuance or sale as a segregated asset account under the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with the 1940 Act, unless exempt from such registration.

2.2  The Trust and the Distributor represent and warrant that:

       A. Portfolio shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required.

       B. Portfolio shares sold pursuant to this Agreement shall be duly authorized for issuance and sold in accordance with the laws of the State of Connecticut and in material compliance with all applicable federal and state securities laws and regulations.

       C. The Trust is and shall remain registered under the 1940 Act and the regulations thereunder to the extent required.

       D. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act, from time to time, as required in order to effect the continuous offering of the Portfolio' shares.

2.3  The Trust and the Distributor represent and warrant that:

       A. The Trust is currently qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and complies with Section 817(h) of the Code and regulations there under. The Trust and

          Adviser will make every effort to maintain such qualification and that both will notify Hartford immediately in writing upon having a reasonable basis for believing that the Trust has ceased to qualify or that the Trust might not qualify in the future.

       B. The Trust is duly organized and validly existing under the laws of the state of its organization.

       C. The Trust does and will comply in all material respects with the 1940 Act.

       D. The Trust has obtained an order from the SEC granting participating insurance companies and variable insurance product separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, as amended, and rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust or its Portfolios to be sold to and held by variable insurance product separate accounts of both affiliated and unaffiliated life insurance companies.

2.4  The Distributor represents and warrants that:

       A. It is and shall remain a member in good standing of the NASD and duly registered as a broker-dealer with the SEC and that it sell and distribute Trust shares in material compliance with the laws of the State of Connecticut and with all applicable federal and state securities laws and regulations.

          ARTICLE III. PROSPECTUSES. REPORTS TO SHAREHOLDERS AND PROXY
                               STATEMENTS; VOTING

3.1 The Trust shall provide Hartford with as many printed copies of the current prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each Portfolio (and no other portfolio), and any supplements or amendments to any of the foregoing, as Hartford may reasonably request. If requested by Hartford in lieu of the foregoing printed documents, the Trust shall provide such documents in the form of camera-ready film, computer diskettes or typeset electronic document files, all as Hartford may reasonably request, and such other assistance as is reasonably necessary in order for Hartford to have any of the prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each Portfolio (and no other portfolio), and any supplements or amendments to any of the foregoing, printed in combination with such documents of other fund companies' and/or such documents for the Contracts. Except as provided in the following three sentences, all expenses of printing and distributing Trust prospectuses and Statements of Additional Information shall be the expense of Hartford. For prospectuses and Statements of Additional Information provided by Hartford to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Trust. If Hartford chooses to receive camera-ready film in lieu of receiving printed copies of the Trust's prospectus, the Trust will reimburse Hartford in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Trust's per unit cost of typesetting and printing the Trust's prospectus. The same procedures shall be followed with respect to the Trust's Statement of Additional Information. In the event that Portfolios of the Trust are made available in Contracts that were available for purchase before the date of this Agreement, the quantities above shall be limited to owners of Contracts issued after the date of this Agreement.

Hartford agrees to provide the Trust or its designee with such information as may be reasonably requested by the Trust to assure that the Trust's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

3.2 The Trust or its designee will provide Hartford prompt notice, generally not less than 90 days before the effective date, of the following events having disclosure implications for a Portfolio: (a) fund objective changes, (b) anticipated fund mergers/substitutions, (c) fund name changes, (d) fund adviser or sub-adviser changes; and/or (e) other changes that affect Hartford's contract prospectuses or the distribution of fund prospectuses or reports. If the Trust fails to provide Hartford with the required notice, and this failure causes Hartford reasonably to incur additional expenses for facilitating the changes and for notifying Contract owners, the Distributor will reimburse Hartford for the difference between Hartford's actual expenses and the expenses Hartford would have incurred had the required notice been given. This provision shall not apply to prospectus supplements ("stickers"), requests for regulatory relief, fund proxy statements (discussed below) or other actions that the Trust or Distributor determine to be necessary or appropriate to keep the Trust in material compliance with applicable laws or fiduciary obligations to shareholders.

3.3 The Trust will provide Hartford with copies of its proxy solicitations applicable to the Portfolio. Hartford will, to the extent required by law, (a) distribute proxy materials applicable to the Portfolio to eligible Contract owners, (b) solicit voting instructions from eligible Contract owners, (c) vote the Portfolio shares in accordance with instructions received from Contract owners; and (d) if required by law, vote Portfolio shares for which no instructions have been received in the same proportion as shares of the Portfolio for which instructions have been received. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Trust calculates voting privileges in a manner consistent with the standards set forth on Schedule E attached hereto.

       A. To the extent permitted by applicable law, Hartford reserves the right to vote Portfolio shares held in any Separate Account in its own right.

3.4 The Trust will comply with all provisions of the 1940 Act and the rules thereunder requiring voting by shareholders.

                   ARTICLE IV. SALES MATERIAL AND INFORMATION

4.1 Hartford shall furnish, or shall cause to be furnished, to the Trust or its designee prior to use, each piece of sales literature or advertising prepared by Hartford in which the Trust, the Adviser or the Distributor is described. No sales literature or advertising will be used if the Trust, the Adviser, or the Distributor reasonably objects to its use within ten (10) Business Days following receipt by the Trust.

4.2 Hartford will not, without the permission of the Trust, make any representations or statements on behalf of the Trust or concerning the Trust in connection with the advertising or sale of the Contracts, other than information or representations contained in: (a) the registration statement or Portfolio prospectus(es), (b) Portfolio' annual and semi annual reports to shareholders,
(c) proxy statements for the Portfolio, or, (d) sales literature or other promotional material approved by the Trust.

4.3 The Trust shall furnish, or shall cause to be furnished, to Hartford prior to use, each piece of sales literature or advertising prepared by the Trust in which Hartford, the Contracts or Separate Accounts, are described. No sales literature or advertising will be used if Hartford reasonably objects to its use within ten (10) Business Days following receipt by Hartford.

4.4 Neither the Trust nor the Distributor nor the Adviser will, without the permission of Hartford, make any representations or statements on behalf of Hartford, the Contracts, or the Separate Accounts or concerning Hartford, the Contracts or the Separate Accounts, in connection with the advertising or sale of the Contracts, other than the information or representations contained in:
(a) the registration statement or prospectus for the Contracts, (b) Separate Account reports to shareholders, (c) in sales literature or other promotional material approved by Hartford.

4.5. The Trust will provide to Hartford at least one complete copy of all registration statements, prospectuses, statements of additional information, reports to shareholders, proxy statements, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions and requests for no-action letters, and all amendments, that relate to the Portfolio or its shares.

4.6 Hartford will provide to the Trust, upon the Trust's request, at least one complete copy of all statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, and requests for no action letters, and all amendments, that relate to the Contracts.

4.7 For purposes of this Article IV, the phrase "sales literature or advertising" includes, but is not limited to, any of the following that refer to the Trust or any affiliate of the Trust: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, private placement memoranda, shareholder reports, and proxy materials

                           ARTICLE V. DIVERSIFICATION

5.1 The Trust represents and warrants that, at all times, each Portfolio will comply with Section 817(h) of the Code and all regulations thereunder, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or regulations. In the event a Portfolio ceases to so qualify, the Trust will notify Hartford immediately of such event and the Adviser will take all steps necessary to adequately diversify the Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation Section 1.817-5.

                        ARTICLE VI. POTENTIAL CONFLICTS

6.1 The Board will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Trust. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform Hartford if it determines that an irreconcilable material conflict exists and the implications thereof.

6.2 Hartford will report any potential or existing conflicts of which it is aware to the Board. Hartford will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever contract owner voting instructions are disregarded.

6.3 If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, Hartford and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (I.E., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and
(2), establishing a new registered management investment company or managed separate account.

6.4 If a material irreconcilable conflict arises because of a decision by Hartford to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, Hartford may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Notwithstanding anything herein possibly to the contrary, "echo" voting or the effectuation of other voting procedures consistent with the Shared Funding Exemptive Order, shall not constitute a decision to disregard contract owner voting instructions as contemplated hereby. Subject to section 9.2, below, any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, and until the end of that six month period the Distributor and Trust shall continue to accept and implement orders by Hartford for the purchase (and redemption) of shares of the Trust.

6.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to Hartford conflicts with the majority of other state regulators, then Hartford will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six months after the Board informs Hartford in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Distributor and Trust shall continue to accept and implement orders by Hartford for the purchase (and redemption) of shares of the Trust.

6.6 For purposes of Sections 6.3 through 6.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding medium for the Contracts. Hartford shall not be required by Section 6.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then Hartford will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Board informs Hartford in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

6.7 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.3, 3.4, 6.1, 6.2, 6.3, 6.4, and 6.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                          ARTICLE VII. INDEMNIFICATION

7.1  Indemnification by Hartford

       A. Hartford agrees to indemnify and hold harmless the Distributor, the Adviser, the Trust and each of their directors, Trustees or (if applicable), officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an Indemnified Party" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Hartford, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of Portfolio shares or the Contracts and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved or distributed by Hartford applicable to the Contracts or Separate Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article VII), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to Hartford by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from the registration statement, prospectus, statement of additional information or sales literature of the Trust applicable to the Portfolio (or any amendment or supplement to any of the foregoing) and not supplied by Hartford (collectively, "Trust Documents" for purposes of this Article VII)) or wrongful conduct of Hartford or persons under its control, with respect to the sale or acquisition of the Contracts or Portfolio shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of Hartford; or

         4. Arise out of or result from any failure by Hartford to provide the services or furnish the materials required under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by Hartford in this Agreement or arise out of or result from any other material breach of this Agreement by Hartford or any material breach by a Hartford-appointed agent of the provisions required by section 2.1, above, of its written agreement with Hartford.

       B. Hartford shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or the Distributor whichever is applicable.

       C. Hartford shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified Hartford in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Hartford of any such claim shall not relieve Hartford from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, Hartford shall be entitled to participate, at its own expense, in the defense of such action. Hartford also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from Hartford to such party of Hartford's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and Hartford will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties will promptly notify Hartford of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Portfolio shares or the Contracts or the operation of the Trust.

7.2 Indemnification by the Distributor

       A. The Distributor agrees to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Portfolio shares or the Contracts and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in Trust Documents or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust, the Adviser, or the Distributor by or on behalf of Hartford for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or distribution of the Contracts or Portfolio shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to Hartford by or on behalf of the Distributor or the Trust; or

         4. Arise out of or result from any failure by the Distributor or the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

       B. The Distributor shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

       C. The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Indemnification provision. In case any such action is brought against the Indemnified Parties, the Distributor shall be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties shall promptly notify the Distributor of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.

7.3 Indemnification by the Trust

       A. The Trust agrees to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties"
          and individually, an "Indemnified Party" for purposes of this Section 7.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

              1. arise as a result of any material failure by the Trust to provide the services and furnish the materials under the terms of this Agreement including a material failure, to comply with the diversification requirements specified in
                   Article VI of this Agreement); or

              2. arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust

       B. The Trust shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

       C. The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the Claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust shall be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties shall promptly notify the Trust of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.

7.5 Any party seeking indemnification (the "Potential Indemnitee") will promptly notify any party from whom they intend to seek indemnification (each a "Potential Indemnitor") of all demands made and/or actions commenced against the Potential Indemnitee which may require a Potential Indemnitor to provide such indemnification. At its option and expense, a Potential Indemnitor may retain counsel and control any litigation for which it may be responsible to indemnify a Potential Indemnitee under this Agreement.

7.6 If a party is defending a claim and indemnifying another party hereto, the indemnified party shall give the indemnifying party reasonable access during normal business hours to its nonconfidential books and records pertaining to such claim, and shall otherwise cooperate in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant development in the case as soon as practicable, and such other parties, at all times, shall have the right to intervene in the defense of the case.

7.7  If a party is defending a claim and indemnifying another party hereto, and:
(i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the Indemnified Party of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and the Indemnified Party fails to consent within thirty (30) business days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then the Indemnified Party, from the time it fails to consent forward, shall defend the claim and shall indemnify the defending party for all costs associated with the claim which are in excess of the proposed settlement amount.

Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to a Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this
Section 7.7 shall NOT apply.

7.8 The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a DE NOVO proceeding, separate and apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties).

The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.

                          ARTICLE VIII. APPLICABLE LAW

8.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Massachusetts without giving effect to the principles of conflicts of laws.

8.2 This Agreement, its terms and definitions, shall be subject to the provisions of the 1933 Act, the Securities Exchange Act of 1934, and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

                            ARTICLE IX. TERMINATION

9.1 This Agreement shall continue in full force and effect until the first to occur of:

       A. Termination by any party for any reason upon sixty (60) days advance written notice delivered to the other parties; or

       B. Termination by Hartford by written notice to the Trust, the Adviser or the Distributor with respect to any Portfolio in the event any of the Portfolio' shares are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment medium of the Contracts issued or to be issued by Hartford; or

       C. Termination by Hartford upon written notice to the Trust with respect to any Portfolio in the event that such Portfolio ceases to qualify as a "regulated investment company" under Subchapter M of the Code or under any successor or similar provision; or

       D. Termination by Hartford upon written notice to the Trust and the Distributor with respect to any Portfolio in the event that such Trust fails to meet the diversification requirements specified in
           Section 5.1 of this Agreement; or

       E. Termination upon mutual written agreement of the parties to this Agreement.

9.2  Effect of Termination.

       A. Notwithstanding any termination of this Agreement, the Trust shall, at the option of Hartford, continue to make available additional shares of the Portfolio pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts") unless such further sale of Portfolio shares is proscribed by law, regulation or applicable regulatory body.

           Specifically, without limitation, the owners of the Existing Contracts will be permitted to direct allocation and reallocation of investments in the Portfolio, redeem investments in the Portfolio and invest in the Portfolio through additional purchase payments.

       B. Hartford agrees not to redeem Portfolio shares attributable to the Contracts except (i) as necessary to implement Contract owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application or (iii) as permitted by an order of the SEC. Upon request, Hartford will promptly furnish to the Trust the opinion of counsel for Hartford to the effect that any redemption pursuant to clause (ii) above is a legally required redemption.

       C. In addition to the foregoing, Article VII Indemnification shall survive any termination of this Agreement. In addition, all other applicable provisions of this Agreement shall survive termination as long as shares of the Trust are held on behalf of Contract owners in accordance with section 9.2.A, except that the Trust and Distributor shall have no further obligation to make Trust shares available in Contracts issued after termination.

                               ARTICLE X. NOTICES

10.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:
    82 Devonshire St.
    Boston, MA 02109
    Attention: Treasurer

If to the Distributor:
    82 Devonshire St.
    Boston, MA 02109
    Attention: Treasurer

If to Hartford:                      With a copy to:
Hartford Life Insurance Co.          Hartford Life Insurance Co.
200 Hopmeadow Street                 200 Hopmeadow Street
Simsbury, Connecticut 06070          Simsbury, Connecticut 06070
Attn: Thomas M. Marra, President     Attn: Alan Kreczko, Deputy General Counsel

                           ARTICLE XI. MISCELLANEOUS

11.1 Each party will treat as confidential any and all "Nonpublic Personal Financial Information" and not release any Nonpublic Personal Financial Information unless

(a) the other party provides written consent to do so; (b) a party is compelled to do so by court order, subpoena or comparable request issued by any governmental agency, regulator or other competent authority; or (c) permitted by applicable law. Each party shall safeguard Nonpublic Personal Financial Information as required by applicable law and provide reasonable confirmation upon request. As used above, (i) "Nonpublic Personal Financial Information" shall refer to personally identifiable financial information about any prospective or then existing customer of Hartford including customer lists, names, addresses, account numbers and any other data provided by customers to the Hartford in connection with the purchase or maintenance of a product or service that is not Publicly Available; and (ii) "Publicly Available" shall mean any information that the disclosing party has a reasonable basis to believe is lawfully made available to the general public from federal, state, or local government records, widely distributed media, or disclosures made to the general public that are required by federal, state, or local law. This Agreement does not require or contemplate that Hartford will share, or that the Trust or the Distributor will receive or maintain, any Nonpublic Personal Financial Information of Hartford Contract Owners.

11.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

11.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.5 Each party shall cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and shall permit such authorities (and other parties) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

11.7 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties; provided, however, that the Distributor may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Distributor, if such assignee is duly licensed and registered to perform the obligations of the Distributor under this Agreement. Hartford shall promptly notify the Trust and the Distributor of any change in control of Hartford.

11.8 The waiver of, or failure to exercise, any right provided for in this Agreement shall not be deemed a waiver of any further or future right under this Agreement.

11.9 All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the Board, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of the Trust.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in as name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
On its behalf and each Separate Account named in Schedule A, as may be amended from time to time

By:    /s/ Robert Arena
       -----------------------------------
Its    Vice President

VARIABLE INSURANCE PRODUCTS FUND
VARIABLE INSURANCE PRODUCTS FUND II
VARIABLE INSURANCE PRODUCTS FUND III
VARIABLE INSURANCE PRODUCTS FUND IV

By:    /s/ Christine Reynolds
       -----------------------------------
Its    Treasurer, Senior Vice President
       Christine Reynolds

FIDELITY DISTRIBUTORS CORPORATION

By:    [ILLEGIBLE]
       -----------------------------------
Its    Executive Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT AND DATE ESTABLISHED
Separate Account Three 6/22/94

                                   SCHEDULE B

                            PARTICIPATING PORTFOLIOS

Fidelity VIP Contrafund Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio

                                   SCHEDULE C

                             ALLOCATION OF EXPENSES

                      PAID BY HARTFORD                                             PAID BY THE TRUST
--------------------------------------------------------------------------------------------------------------------------
Preparing and filing the Separate Account's registration      Preparing and filing the Trust's registration statement
statement
Text composition for Separate Account prospectus and          Text composition for Portfolio prospectuses and supplements supplements
Text alterations of Separate Account prospectus and           Text alterations of Portfolio prospectuses and supplements supplements
Printing Separate Account prospectuses and supplements for    Printing Portfolio prospectus and supplements for use with
use with prospective Contract owners;                         existing Contract owners; or if requested by Hartford,
                                                              providing camera-ready film, computer diskettes or typeset
Printing Portfolio prospectuses and supplements for use with  electronic document files of such documents and printing
prospective Contract owners                                   such documents for use with existing Contract owners (1)
Text composition and printing of Separate Account statement   Text composition and printing of Trust statement of
of additional information                                     additional information (1)
Mailing and distributing Separate Account prospectuses,       Printing Portfolio and Separate Account supplements and
supplements and statement of additional information to        other communications related to the following transactions,
existing Contract owners as required by applicable law;       only if initiated by the fund: fund substitutions, fund
                                                              closings, fund mergers and other similar fund transactions.
Mailing and distributing Separate Account prospectuses and    This shall not apply to Trust-sponsored proxy statements,
supplements to prospective Contract owners;                   covered below.
Mailing and distributing Portfolio prospectuses and
supplements to existing and prospective Contract owners
Text composition of any annual and semi-annual reports of     Text composition of annual and semi-annual reports or the
the Separate Account, printing, mailing, and distributing     Portfolio; printing annual and semi-annual reports of the
any annual and semi-annual reports of the Separate Account    Portfolio for existing Contract owners then invested in the
and mailing and distributing annual and semiannual reports    Portfolio (1)
of the Portfolio to existing Contract Owners
Text composition, printing, mailing, distributing, and        Text composition, printing, mailing, distributing. and
tabulation of proxy statements and voting instruction         tabulation or proxy statements and voting instruction
solicitation materials to Contract owners with respect to     solicitation materials to Contract owners with respect to
proxies sponsored by the Separate Accounts or sponsored by    proxies sponsored by the Portfolio or the Trust
any fund managed by a third party

------------

(1) Hartford may choose to print the Portfolio' prospectus(es), statement of additional information, and its semi annual and annual reports, or any of such documents. In combination with such documents of other fund companies. In this case, the Trust's share of the total expense for printing of the combined materials shall be determined pro-rata based upon the page count of the Portfolio' documents as compared to the total page count for the combined materials containing all other funds offered under the Contracts, as further limited. In the case of annual and semiannual reports, to print quantities distributed to contract owners with contract value allocated to the Trust as of the report date.

                                   SCHEDULE D

                    FORMAT FOR NAV AND DIVIDEND INFORMATION

Please provide the following information when sending the nightly NAV and Dividend Distribution Date Fax/Email:

Mutual Fund Company Name
Fund Name (no abbreviations)
Fund Number
NAV
NAV Change from Prior Day
Mil Rate
Change in Mil Rate
Ordinary Dividend Distribution
Short Term Cap Gain Distribution
Long Term Cap Gain Distribution

                                   SCHEDULE E

                             PROXY VOTING PROCEDURE

Where Hartford agrees to appoint a proxy voting service engaged by the Fund or the Distributor, Hartford shall reasonably cooperate with the project plans and requests of such service. This Proxy Voting Procedure shall apply in any case in which Hartford does not agree to appoint a proxy service engaged by the Fund or the Distributor.

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall refer to Hartford and any third party engaged by Hartford to perform the steps delineated below.

       1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

       2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contract owner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

            Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

       3. The Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

       4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company shall provide Voting Instruction Cards for Company to personalize. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

              a.   name (legal name as found on account registration)

              b.  address

              c.   Fund or account number

              d.  coding to state number of units

              e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

       5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes. Contents of envelope sent to Customers by Company will include:

              a.   Voting Instruction Card(s)

              b.  One proxy notice and statement (one document)

              c. return envelope addressed to the Company or its tabulation agent

              d. "urge buckslip"- optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)

              e. cover letter - optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

       6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal by the Company

       7.   Package mailed by the Company.

           - The Fund MUST allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but NOT including) the meeting, counting backwards.

       8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

            Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9. Signatures on Card checked against legal name on account registration which was printed on the Card.

            Note: For Example. If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

       10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be NOT RECEIVED for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

       11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

       12. The actual tabulation of votes is done in units which are then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of SHARES.) Fidelity Legal must review and approve tabulation format.

       13. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

       14. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

       15. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

       16. All approvals and "signing-off"may be done orally, but must always be followed up in writing.

                                   SCHEDULE F

                                NSCC PROCEDURES

Subject to the terms and conditions of this Agreement, Hartford shall be appointed to, and agrees to act, as a limited agent of Trust for the sole purpose of receiving instructions from authorized parties as defined by the Contracts for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. A "Business Day" is defined in Article 1.1(B) of the Agreement. Except as particularly stated in this paragraph, Hartford shall have no authority to act on behalf of Trust or to incur any cost or liability on its behalf.

Until such time as Trust and Hartford are able to utilize the National Securities Clearing Corporation ("NSCC") Defined Contribution Clearing and Settlement ("DCC&S") Fund/SERV system: Trust will use its best efforts to provide to Hartford or its designated agent closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 6:30 p.m. Eastern Time each Business Day. Hartford or its agent shall use this data to calculate unit values. Unit values shall be used to process the same Business Day's contract transactions. Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on the New York Stock Exchange on any Business Day ("Day 1") shall be transmitted without modification (except for netting or aggregating such orders) to Trust by 9:30 a.m. Eastern Time on the next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1. Trust will not accept any order made on a conditional basis or subject to any delay or contingency.

Until such time as Trust and Hartford are able to utilize the DCC&S Fund/SERV system, each party shall, as soon as practicable after transmittal of an instruction or confirmation, verify the other party's receipt of such instruction or confirmation, and in the absence of such verification such a party to whom an instruction or confirmation is sent shall not be liable for any failure to act in accordance with such instruction or confirmation, and the sending party may not claim that such an instruction or confirmation was received by the other. Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability as promptly as possible.

       a) For those purchase orders not transmitted via the DCC&S Fund/SERV system, Hartford shall complete payment to Trust or its designated agent in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

       b) For those redemption orders not transmitted via the DCC&S Fund/SERV system, Trust or its designated agent shall initiate payment in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

At such time as Trust and Hartford are able to transmit information via the NSCC's DCC&S Fund/SERV System:

       a) Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on Day 1 shall be transmitted without modification (except for netting and aggregation of such orders) via the NSCC's DCC&S Fund/SERV system to Trust no later than 9:00 a.m. Eastern Time on the Next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1.

       b) Trust and Hartford shall mutually agree there may be instances when orders shall be transmitted to Trust via facsimile no later than 9:30 a.m. rather than through the DCC&S Fund/SERV system. In such instances, such orders shall be transmitted to Trust via facsimile no later than 9:30 a.m. Eastern Time on the next Business Day.

       c) With respect to purchase and redemption orders received by Trust on any Business Day for any Fund, within the time limits set forth in this Agreement, settlement shall occur consistent with the requirements of DCC&S Fund/SERV system.

At such time as Trust and Hartford are able to transmit information via the DCC&S Fund/SERV system: Trust or its designated agent shall send to Hartford, via the DCC&S Fund/SERV system, verification of net purchase or redemption orders or notification of the rejection of such orders ("Confirmations") on each Business Day for which Hartford has transmitted such orders. Such confirmations shall include the total number of shares of each Fund held by Hartford following such net purchase or redemption. Trust, or its designated agent, shall submit in a timely manner, such confirmations to the DCC&S Fund/SERV system in order for Hartford to receive such confirmations no later than 11:00 a.m. Eastern Time the next Business Day. Trust or its designated agent will transmit to Hartford via DCC&S NETWORKING system those Networking activity files reflecting account activity.

[FIDELITY INVESTMENTS LOGO]

May 16, 2007

Hartford Life & Annuity Insurance Company
Mr. Richard Wirth
200 Hopmeadow Street, P.O. Box 2999
Simsbury, Connecticut 06089

Re: Participation Agreement among Variable Insurance Products Fund, Variable
    Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV, Fidelity Distributors Corporation (the "Underwriter") and Insurance Company (the "Company"), dated April 1, 2005, as amended (the "Participation Agreement")

Dear Mr. Wirth:

The Company, the Underwriter and the above referenced Variable Insurance Products Funds (the "Current Funds") are parties to the above-referenced Participation Agreement. As explained in the notice sent to you on May 3, 2007, Fidelity is in the process of reorganizing some of the portfolios of the Current Funds (the "Affected Portfolios") for administrative purposes. In connection with this reorganization, the Affected Portfolios will be moved into corresponding "shell" portfolios of a new Variable Insurance Products Fund V ("Fund V"). A list of all of the Affected Portfolios covered by the reorganization and the corresponding Fund V portfolios is set forth on the attached Exhibit.

In connection with this change, we are asking for your consent to (1) the amendment of the Participation Agreement to add Fund V as a "Fund" party under the terms of the Participation Agreement (the "Amendment") and (2) the assignment of all of the Current Funds' rights, benefits and obligations under the Participation Agreement with respect to the Affected Portfolios to Fund V, with respect to the corresponding portfolios of Fund V, and the release of the Current Funds from the obligations so assigned (the "Assignment"). The Participation Agreement will remain in full force and effect in accordance with its terms, as so amended and assigned herein.

Your signature below will indicate the Company's consent to the Amendment and Assignment of the Participation Agreement as set forth above, to become effective immediately upon consummation of the reorganization.

Thank you for your prompt attention to this matter. If for some reason we cannot obtain your signature prior to the reorganization, and the Company submits orders or instructions under the Participation Agreement thereafter, we will deem the Company to have consented to these matters. Please do not hesitate to contact your Fidelity Relationship Manager or Key Account Manager if you have any questions.

            Fidelity Investments Institutional           100 Salem Street
            Services Company, Inc.                       Smithfield, RI 02917

                    Very truly yours,

                                        FIDELITY DISTRIBUTORS CORPORATION

                                        By:      /s/ William Loehning
                                                 -----------------------------
                                        Name:    William Loehning
                                        Title:   Executive Vice President

                                        VARIABLE INSURANCE PRODUCTS FUND,
                                        VARIABLE INSURANCE PRODUCTS FUND II
                                        VARIABLE INSURANCE PRODUCTS FUND III,
                                        VARIABLE INSURANCE PRODUCTS FUND IV, and
                                        VARIABLE INSURANCE PRODUCTS FUND V

                                        By:      /s/ Kimberley Monasterio
                                                 -----------------------------
                                        Name:    Kimberley Monasterio
                                        Title:   Treasurer

The Undersigned Consents to the Amendment and Assignment of the Participation
Agreement as of this            day of       2007:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Robert Arena
         -----------------------------
Name:    Robert Arena
Title:   Executive Vice President

Please keep one copy and return the other to:

Sharon Salter
Director, Contracts Management
Fidelity Investments
100 Salem Street, O2N
Smithfield RI 02917

                               AMENDMENT NO. 1 TO
                          FUND PARTICIPATION AGREEMENT

                                     Among

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,

                       VARIABLE INSURANCE PRODUCTS FUNDS,

                                      and

                       FIDELITY DISTRIBUTORS CORPORATION

This Amendment, effective May 1, 2008, by and among Hartford Life and Annuity Insurance Company ("Hartford"), Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V (each referred to as "Trust"), and Fidelity Distributors Corporation ("Distributor"), amends that certain Fund Participation Agreement (the "Agreement") dated April 1, 2005 by the foregoing parties as follows:

1. Schedules A and B of the Agreement are deleted and replaced in their entirety with the Schedule A and B attached hereto.

2. In all other respects, the terms of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

THE HARTFORD LIFE AND ANNUITY              VARIABLE INSURANCE PRODUCTS FUND
INSURANCE COMPANY                          VARIABLE INSURANCE PRODUCTS FUND II
By its authorized officer,                 VARIABLE INSURANCE PRODUCTS FUND III
                                           VARIABLE INSURANCE PRODUCTS FUND IV
                                           VARIABLE INSURANCE PRODUCTS FUND V
                                           By its authorized officer,

By:             /s/ Robert Arena           By:             /s/ John Hebble
                -------------------------                  -------------------------
Name:           Robert Arena               Name:           John Hebble
Its: [Title]    Senior Vice President      Its: [Title]    Treasurer, Fixed Income
Date:           4/29/08                    Date:           7/30/08

                                           By:             /s/ Ken Robins
                                                           -------------------------
                                           Name:           Ken Robins
                                           Its:            Treasurer, Equity
                                           Date:

                                     FIDELITY DISTRIBUTORS CORPORATION
                                     By its authorized officer,

                                     By:             /s/ Bill Loehning
                                                     -------------------------
                                     Name:           Bill Loehning
                                     Its: [Title]    Executive Vice President,
                                                     Institutional
                                     Date:           7/17/08

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT                              DATE ESTABLISHED
---------------------------------------------------------------------------
Separate Account Three                            06/22/1994
Separate Account Seven                            12/08/1986

                                   SCHEDULE B

                            PARTICIPATING PORTFOLIOS

Fidelity VIP Contrafund Portfolio -- Service Class 2
Fidelity VIP Dynamic Capital Appreciation Portfolio -- Service Class 2 Fidelity VIP Equity-Income Portfolio -- Service Class 2
Fidelity VIP Growth Portfolio -- Service Class 2
Fidelity VIP Mid Cap Portfolio -- Service Class 2
Fidelity VIP Value Strategies Portfolio -- Service Class 2

                               AMENDMENT NO. 2 TO
                          FUND PARTICIPATION AGREEMENT

                                     Among

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,

                       VARIABLE INSURANCE PRODUCTS FUNDS,

                                      and

                       FIDELITY DISTRIBUTORS CORPORATION

This Amendment, effective October 19, 2009, by and among Hartford Life and Annuity Insurance Company ("Hartford"), Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V (each referred to as "Trust"), and Fidelity Distributors Corporation ("Distributor"), amends that certain Fund Participation Agreement (the "Agreement") dated April 1, 2005, as amended, by the foregoing parties as follows:

1. Schedule B of the Agreement is deleted and replaced in its entirety with the Schedule B attached hereto.

2. In all other respects, the terms of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

THE HARTFORD LIFE AND ANNUITY             VARIABLE INSURANCE PRODUCTS FUND
INSURANCE COMPANY                         VARIABLE INSURANCE PRODUCTS FUND II
By its authorized officer,                VARIABLE INSURANCE PRODUCTS FUND III
                                          VARIABLE INSURANCE PRODUCTS FUND IV
                                          VARIABLE INSURANCE PRODUCTS FUND V
                                          By its authorized officer,

By:            /s/ Robert Arena           By:            /s/ Bryan Mehrmann
               -------------------------                 ----------------------
Name:          Robert Arena               Name:          Bryan Mehrmann
Its: [Title]   Executive Vice President   Its: [Title]   Deputy Treasurer
Date:          9/3/09                     Date:          9/29/09

                                     FIDELITY DISTRIBUTORS CORPORATION
                                     By its authorized officer,

                                     By:            /s/ William F. Loehning
                                                    -------------------------
                                     Name:          William F. Loehning
                                     Its: [Title]   Executive Vice President
                                     Date:          9/16/09

                                   SCHEDULE B

                            PARTICIPATING PORTFOLIOS

Fidelity VIP Contrafund Portfolio -- Service Class 2
Fidelity VIP Dynamic Capital Appreciation Portfolio -- Service Class 2 Fidelity VIP Equity-Income Portfolio -- Service Class 2
Fidelity VIP Growth Portfolio -- Service Class 2
Fidelity VIP Mid Cap Portfolio -- Service Class 2
Fidelity VIP Value Strategies Portfolio -- Service Class 2
Fidelity VIP Strategic Income Portfolio -- Service Class 2